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                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549



                                    FORM 8-K
                                 CURRENT REPORT


     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): January 19, 2004



                              Aether Systems, Inc.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)






            Delaware                   000-27707                 52-2186634
----------------------------     -----------------------       -------------
(State or other jurisdiction     (Commission File Number)      (IRS Employer
      of incorporation)                                      Identification No.)

                              11460 Cronridge Drive
                          Owings Mills, Maryland 21117
          (Address of Principal Executive Offices, including Zip Code)



                                 (410) 654-6400
              (Registrant's Telephone Number, Including Area Code)

Item 5. Other Events.

     On January 15, 2004, Aether System Inc. announced the resignation of President and Vice Chairman George Davis. A copy of the press release announcing the resignation of Mr. Davis is furnished as Exhibit 99.1.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

     (c) Exhibits

      99.1:   Press Release of Aether Systems, Inc., dated January 15, 2004.

                                   SIGNATURES

     According to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned on the date set forth below.

                                                AETHER SYSTEMS, INC.

                                                By:  /s/ David C. Reymann
                                                   -----------------------------
Date: January 19, 2004                          By:    David C. Reymann
                                                Its:   Chief Financial Officer